SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 15, 1998

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1998-A
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7229694
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902




Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1998-A, a Trust created pursuant to the Pooling Agreement, dated February 20, 1998, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
June 15, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
March 15, 2024.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date June 15, 1998.

Principal		Interest	Ending Balance

Cede & Co.$2,109,958.04 $ 775,378.67 $151,910,107.59

B.	No delinquency in payment under the Transferor Certificate, or the
Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
 Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE




Item 7.	Monthly Statements and Exhibits
Exhibit No.1 Monthly Statement to Certificateholders dated June 15,1998


Statement to Certificateholders (Page 1 of 2)

Distribution Date:			5/15/98 	6/15/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed		4.846935 	5.002443
Investor Certificate Interest Shortfall Distributed		0.000000 	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall		0.000000 	0.000000

Managed Amortization Period ? (Yes=1; No=0)		1	1
Investors Certificate Principal Distributed		1.202908 	13.612633
Principal Distribution Amount		1.202908 	12.470370
Maximum Principal Payment		43.634638 	34.158776
Alternative Principal Payment		1.202908 	12.470370
Principal Collections less Additional Balances		1.202908 	12.470370
Investor Loss Amount Distributed to Investors		0.000000 	0.000000
Accelerated Principal Distribution Amount		0.000000 	1.142263
Credit Enhancement Draw Amount		0.00 	0.00

Total Amount Distributed to Certificateholders (P & I)		6.049843 	18.615076

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance		"154,206,516.35 "	"154,020,065.63 "
Ending Investor Certificate Balance		"154,020,065.63 "	"151,910,107.59 "
Beginning Invested Amount		"154,206,516.35 "	"154,020,065.63 "
Ending Invested Amount		"154,020,065.63 "	"152,087,158.29 "
Investor Certificateholder Floating Allocation Percentage		98.4924% 	98.4906%
Pool Factor		0.9936778 	0.9800652
Liquidation Loss Amount for Liquidated Loans		0.00 	0.00
Unreimbursed Liquidation Loss Amount		0.00 	0.00

C.	POOL INFORMATION
Beginning Pool Balance		"156,566,922.44 "	"156,380,471.72 "
Ending Pool Balance		"156,380,471.72 "	"154,447,564.38 "
Servicer Removals form the Trust (Section 2.06)		0.00 	0.00
Servicing Fee		"65,236.22 "	"65,158.53 "

D.	INVESTOR CERTIFICATE RATE
Investor Certificate Rate		5.846250% 	5.846250%
LIBOR Rate		5.656250% 	5.656250%
Maximum Rate		7.032493% 	7.848164%

E.	DELINQUENCY & REO STATUS
Delinquent 30-59 days
No. of Accounts		0 	7
Trust Balances		0.00 	"103,378.32 "
Delinquent 60-89 days
No. of Accounts		2 	0
Trust Balances		"98,281.24 "	0.00
Delinquent 90+ days
No. of Accounts		0 	1
Trust Balances		0.00 	"59,000.00 "
Delinquent 9+ Months
No. of Accounts		0 	0
Trust Balances		0 	0
REO
No. of Accounts		0 	0
Trust Balances		0.00 	0.00




Statement to Certificateholders (Page 2 of 2)

Distribution Date:			5/15/98 	6/15/98

"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
"this 9th day of June, 1998"


Countrywide Home Loans Formerly
Known as Countrywide Funding Corporation as Servicer

   _______________________________________

        Sam Ilagan
        Vice-President
Distribution List:
  Barbara Grosse - First National Bank of Chicago
Peter Cerwin - Merrill Lynch
  Lisa Fitzpatrick - Merrill Lynch
								Lupe Montero - Countrywide Home Loans
								Richard Marron - Countrywide Home Loans
		Dave Walker - Countrywide Home Loans
			Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1998-A



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Vice President

Dated: June 30, 1998